EXHIBIT 10.117

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (the “Amendment”) dated as of April 27, 2010, is among Glimcher Properties Limited Partnership, a limited partnership organized under the laws of the State of Delaware (the “Borrower”), KeyBank National Association, a national banking association, and the several banks, financial institutions and other entities from time to time parties to the Agreement (collectively, the “Lenders”), and KeyBank National Association, not individually, but as “Administrative Agent”.

RECITALS

A.           The Borrower is primarily engaged in the business of purchasing, owning, operating, leasing and managing retail properties.

B.           The Borrower, the Administrative Agent and the Lenders are parties to an Amended and Restated Credit Agreement dated as of December 14, 2006, as amended by a Comprehensive Amendment thereto dated as of March 4, 2010 (as amended, the Credit Agreement”).

C.           The Borrower has requested that the Administrative Agent and the Lenders enter into this Amendment to amend the Credit Agreement to modify one of the definitions therein relating to a financial covenant of the Borrower thereunder.  The Administrative Agent and the Lenders have agreed to do so, on the terms set forth herein.

TERMS AND CONDITIONS

NOW, THEREFORE, with reference to the foregoing Recitals, all of which are incorporated herein by this reference, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           The following Definition from Article 1A of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Fixed Charges” shall mean, for any period, the sum of (i) Consolidated Debt Service, (ii) all dividends payable on account of preferred stock or preferred operating partnership units of the Borrower or any other Person in the Glimcher Group, provided that if Glimcher Realty Trust issues perpetual preferred stock yielding gross proceeds in excess of $50,000,000, in the aggregate, during the 90-day period following the “Amendment Effective Date” (as defined in the Second Amendment to this Agreement), then the dividends on the portion of such stock issuance which yields gross proceeds in excess of $50,000,000 shall be permanently excluded from this calculation (provided that such exclusion shall only apply to the dividends on those shares of such perpetual preferred stock generating a maximum of an additional $50,000,000 of gross proceeds in excess of the first $50,000,000 of such gross proceeds); (iii) all ground lease payments to the extent not deducted as an expense in calculating Adjusted Annual EBITDA and (iv) plus the Glimcher Percentage of amounts payable by Joint Ventures with respect to items (ii) and (iii) above.

2.           This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute a single agreement.

3.           Other than as expressly amended herein, the Loan Agreement shall remain in full force and effect.

[Signature pages follow.]

2

IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

By:          Glimcher Properties Corporation, its sole general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President, Chief Financial Officer and Treasurer

180 East Broad Street
Columbus, OH  43215
Attention:  Richard Burkhart
Phone:  614-887-5889
Facsimile:  614-621-2326
Email:  rburkhar@glimcher.com

With copies to:

Attention:  General Counsel
Phone:  614-887-5623
Facsimile:  614-621-8863
Email:  krieck@glimcher.com

The undersigned, being the Parent Entities referred to herein and the signatories to the Parent Guaranty referenced herein, hereby consent to and approve of this Amendment and agree that the Parent Guaranty shall continue in full force and effect.

GLIMCHER REALTY TRUST

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President, Chief Financial Officer and Treasurer

180 East Broad Street
Columbus, OH  43215
Attention:  Richard Burkhart
Phone:  614-887-5889
Facsimile:  614-621-2326
Email:  rburkhar@glimcher.com

With copies to:

Attention:  General Counsel
Phone:  614-887-5623
Facsimile:  614-621-8863
Email:  krieck@glimcher.com

GLIMCHER PROPERTIES CORPORATION

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President, Chief Financial Officer and Treasurer

180 East Broad Street
Columbus, OH  43215
Attention:  Richard Burkhart
Phone:  614-887-5889
Facsimile:  614-621-2326
Email:  rburkhar@glimcher.com

With copies to:

Attention:  General Counsel
Phone:  614-887-5623
Facsimile:  614-621-8863
Email:  krieck@glimcher.com

KEYBANK NATIONAL ASSOCIATION,
Individually and as Administrative Agent

By: /s/ Kevin P. Murray
Print Name:  Kevin P. Murray
Title:  Senior Vice President

1200 Abernathy Road NE
Suite 1550
Atlanta, GA  30328
Attention:  Kevin P. Murray
Phone:  770-510-2168
Facsimile: 770-510-2195

EUROHYPO AG, NEW YORK BRANCH,
Individually and as Co-Syndication Agent

By: /s/ Nasir Alamdr
Name: Nasir Alamdr
Title: Executive Director

By: /s/ Stephen Cox
Name: Stephen Cox
Title: Executive Director

Eurohypo AG, New York Branch
1114 Avenue of the Americas, 29th Floor New York, NY 10036 Attention: Head of Portfolio Operations Phone: 212-479-5861 Facsimile: 866-874-5034

with copy to:

Eurohypo AG, New York Branch
1114 Avenue of the Americas, 29th Floor New York, NY 10036 Attention: Head of Legal Department Phone: 212-479-5700 Facsimile: 866-276-7680

WACHOVIA BANK, NATIONAL
ASSOCIATION, Individually and as
Co-Syndication Agent

By: /s/ Matthew Ricketts
Name: Matthew Ricketts
Title: Director

Wachovia Bank, National Association
301 South College Street 16th Floor Charlotte, NC 28288 Attention: Anand J. Jobanputra Phone: 704-383-4013 Facsimile: 704-383-6205 Email: anand.jobanputra@wachovia.com

BANK OF AMERICA, N.A.,
Individually and as Co-Documentation Agent

By: /s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

Bank of America, N.A.
231 South LaSalle Street, 10th Floor
Mail Code:  IL1-231-10-35
Chicago, IL  60604
Attention: Michael W. Edwards, Senior Vice President
Phone:  312-828-5175
Facsimile:  312-974-4970

RBS CITIZENS, N.A., d/b/a CHARTER ONE,
Individually and as Co-Documentation Agent

By: /s/ Erin L. Mahon
Name: Erin L. Mahon
Title: Assistant Vice President

RBS CITIZENS, N.A., d/b/a CHARTER ONE,
71 South Wacker Drive, 29th Floor Chicago, IL 60606 Attention: Emily Cassato Phone: 312-777-3469 Facsimile: 312-777-3691

AAREAL CAPITAL CORPORATION

By: /s/ Terry Sweeney
Name: Terry Sweeney
Title: General Counsel

and

By: /s/ Daniel de Roo
Name: Daniel de Roo
Title: Director

Aareal Capital Corporation
250 Park Avenue, Suite 820
New York, NY  10177
Attention: Christoph Donner
Senior Managing Director
Phone:  646-205-4509
Facsimile:  917-322-0285

HUNTINGTON NATIONAL BANK

By:/s/ Mark Kauffman
Name: Mark Kauffman
Title: Senior Vice President

Huntington National Bank
41 South High Street, HC0840 Columbus, OH 43215 Attention: Michael Kauffman Senior Vice President Phone: 216-515-6983 Facsimile: 877-297-9067

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Brent Sobczak
Name: Brent Sobczak
Title: Assistant Vice President

PNC Bank, National Association
155 East Broad Street Columbus, OH 43215 Attention: Brent Sobczak, Assistant Vice President Phone: 614-463-7233 Facsimile: 614-463-8058

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Anthony J. Mathena
Name: Anthony J. Mathena
Title: Vice President

U.S. Bank National Association
Commercial Real Estate 10 West Broad Street, 12th Floor Columbus, OH 43215 Attention: Anthony Mathena, Vice President Phone: 614-232-8013 Facsimile: 614-232-8033

MIDFIRST BANK, a Federally Chartered Savings Association

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

MidFirst Bank
501 NW Grand Blvd. Oklahoma City, OK 73118 Attention: Todd G. Wright, Vice President Phone: 405-767-7108 Facsimile: 405-767-7119